UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2006 (August 11, 2006)

US LEC CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-24061	56-2065535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morrocroft III, 6801 Morrison Boulevard, Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 319-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 14, 2006, US LEC Corp. (“US LEC”) and PAETEC Corp. (“PAETEC”) announced that they have signed a definitive agreement to merge the two companies. A copy of the press release is attached hereto as Exhibit 99.1.

On August 14, 2006, US LEC posted a presentation for investors with respect to the proposed business combination transaction with PAETEC on US LEC’s website. A copy of the investor presentation is attached hereto as Exhibit 99.2.

Merger Agreement

US LEC, PAETEC, WC Acquisition Holdings Corp., a direct wholly-owned subsidiary of PAETEC (the “Company”), WC Acquisition Sub U Corp., a direct wholly-owned subsidiary of the Company (“Merger Sub U”), and WC Acquisition Sub P Corp., a direct wholly-owned subsidiary of the Company (“Merger Sub P”), entered into an Agreement and Plan of Merger, dated as of August 11, 2006 (the “Merger Agreement”), pursuant to which Merger Sub U would merge with and into US LEC (the “US LEC Merger”), with US LEC surviving as a direct wholly-owned subsidiary of the Company, and pursuant to which Merger Sub P would merge with and into PAETEC (the “PAETEC Merger” and, together with the US LEC Merger, the “Mergers”), with PAETEC surviving as a wholly-owned subsidiary of the Company. On or prior to completion of the Mergers, the Company will be renamed PAETEC Communications Corp.

Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the boards of directors of US LEC and PAETEC, upon the completion of the US LEC Merger, each share of US LEC common stock will be automatically converted into and become the right to receive one share of Company common stock (subject to possible adjustment as provided in the Merger Agreement), except that each share of US LEC Common Stock that is owned by US LEC, PAETEC or the Company shall automatically be canceled, and no consideration will be delivered in exchange therefor. US LEC stock options and other equity awards will generally convert upon completion of the US LEC Merger into stock options and equity awards with respect to Company common stock, after giving effect to the exchange ratio. Upon the completion of the PAETEC Merger, each share of PAETEC common stock will be automatically converted into and become the right to receive 1.623 shares of Company common stock (subject to possible adjustment as provided in the Merger Agreement), except that each share of PAETEC common stock that is owned by US LEC, PAETEC or the Company will automatically be canceled, and no consideration will be delivered in exchange therefor. PAETEC stock options and other equity awards will generally convert upon completion of the PAETEC Merger into stock options and equity awards with respect to Company common stock, after giving effect to the exchange ratio.

Upon closing, taking into account outstanding rights to acquire shares of Company common stock in the future, existing holders of PAETEC securities will own approximately 2/3, and existing holders of US LEC securities will own approximately 1/3, of the Company. For purposes of that proportional ownership calculation, the outstanding rights to acquire shares which were taken into consideration include outstanding options with an exercise price (on an as-converted basis) less than a price at which US LEC common stock recently traded, outstanding warrants with an exercise price (on an as-converted basis) less than a price at which US LEC common stock recently traded, outstanding restricted stock unit awards, outstanding rights to receive shares on a deferred basis and certain rights to purchase shares pursuant to US LEC’s Employee Stock Purchase Plan. Application will be made for the Company common stock to be listed on the NASDAQ Global Market under the ticker “CLEC” upon completion of the Mergers.

The Merger Agreement contains customary representations, warranties and covenants of US LEC and PAETEC, including, among others, covenants (i) to conduct their respective businesses in the ordinary course during the interim period between the execution of the Merger Agreement and consummation of the Mergers and (ii) not to engage in certain kinds of transactions during such period. The board of directors of each company has adopted a resolution recommending adoption of the Merger Agreement and approval of the transactions contemplated thereby by its respective stockholders, and each party has agreed to hold a stockholder meeting to put these matters before their stockholders for their consideration. Each party has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions or an agreement concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

Consummation of the Mergers is subject to customary conditions, including (i) requisite approvals of the US LEC and PAETEC stockholders, (ii) receipt of regulatory approvals, and (iii) the absence of any law or order prohibiting the closing. Consummation of the Mergers is also subject to (i) the consummation, concurrently with the closing, of the repurchase by US LEC of all outstanding shares of its Series A Preferred Stock (“US LEC Preferred Stock”), and (ii) receipt by the Company of financing to refinance all of the senior secured indebtedness of US LEC and PAETEC to the extent provided in the Merger Agreement and to repurchase the US LEC Preferred Stock. In addition, each party’s obligation to consummate the USA Merger or the PAETEC Merger, as applicable, is subject to certain other conditions, including (i) subject to an overall material adverse effect qualification, the accuracy of the representations and warranties of the other party, (ii) material compliance of the other party with its covenants and (iii) the delivery of customary opinions from counsel to US LEC or counsel to PAETEC, as applicable, that the USA Merger together with the PAETEC Merger shall be treated as an integrated series of transfers that are tax-free for U.S. federal income tax purposes.

The Merger Agreement contains certain termination rights for both US LEC and PAETEC and further provides that, upon termination of the Merger Agreement under specified circumstances, (i) US LEC may be required to pay PAETEC a termination fee of $3,000,000 plus certain reasonable out-of-pocket expenses incurred by PAETEC not to exceed $500,000, and (ii) PAETEC may be required to pay US LEC a termination fee of $6,000,000 plus certain reasonable out-of-pocket expenses incurred by US LEC not to exceed $500,000.

Under the Merger Agreement, upon completion of the Mergers, Arunas A. Chesonis, Chairman of the Board, President and Chief Executive Officer of PAETEC, will become Chairman of the Board and Chief Executive Officer of the Company, and Richard T. Aab, Chairman of the Board of US LEC, will become Vice Chairman of the Board of the Company. The Company’s Board of Directors will be comprised of nine members, with six designated by PAETEC and three designated by US LEC.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement, which has been included to provide investors with information regarding its terms, contains representations and warranties of each of US LEC and PAETEC. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed by the respective parties in connection with negotiating the terms of the Merger Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Investors should read the Merger Agreement together with the other information concerning US LEC that US LEC publicly files in reports and statements with the Securities and Exchange Commission.

Preferred Stock Repurchase Agreement

Concurrently with the execution of the Merger Agreement, US LEC, PAETEC, Bain Capital CLEC Investors, L.L.C. (“Bain”), Thomas H. Lee Equity Fund IV, L.P. and related parties (collectively, “THL”), Richard T. Aab, Melrich Associates, L.P. and Tansukh V. Ganatra entered into a Preferred Stock Repurchase Agreement, dated as of August 11, 2006 (the “Repurchase Agreement”), pursuant to which, immediately prior to or as of the US LEC Merger, US LEC shall repurchase all outstanding shares of US LEC Preferred Stock, which are currently held by Bain and THL, at a price with reflects a $30 million discount from its accreted value at the effective time of the Mergers (approximately $268 million as of December 31, 2006, net of such discount). The repurchase is conditioned, among other things, on the consummation of the Mergers. The Repurchase Agreement will terminate, among other things, if the Merger Agreement is terminated or if it is modified or amended in a manner materially adverse to Bain and THL.

Under the Repurchase Agreement, Bain and THL have also agreed to vote all of their respective shares of common stock of US LEC in favor of the Merger Agreement and any other transactions specifically contemplated by the Merger Agreement. The US LEC Preferred Stock owned by Bain and THL collectively represents approximately 24.9% of the votes that will be entitled to be cast by US LEC stockholders at the stockholders’ meeting that will be called to consider the transactions contemplated by the Merger Agreement.

The foregoing description of the Repurchase Agreement is qualified in its entirety by reference to the Repurchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Voting Agreements

In connection with the execution of the Merger Agreement, Blackstone CCC Capital Partners L.P., Blackstone CCC Offshore Capital Partners L.P. and Blackstone Family Investment Partnership III L.P. (collectively, “Blackstone”) have entered into a voting agreement with PAETEC and US LEC, dated as of August 11, 2006 (the “Blackstone Voting Agreement”), pursuant to which, among other things, Blackstone has agreed to vote all of its shares of PAETEC common stock in favor of the Merger Agreement and any other transactions specifically contemplated by the Merger Agreement. In connection with the execution of the Merger Agreement, Madison Dearborn Capital Partners III, L.P., Madison Dearborn Special

Equity III, L.P. and Special Advisors Fund I, LLC (collectively, “Madison”) have also entered into a voting agreement with PAETEC and US LEC (the “Madison Voting Agreement”), pursuant to which, among other things, Madison has agreed to vote all of its shares of PAETEC common stock in favor of the Merger Agreement and any other transactions specifically contemplated by the Merger Agreement. Blackstone and Madison collectively own approximately 19.5% of the outstanding shares of PAETEC common stock.

The foregoing descriptions of the Blackstone Voting Agreement and the Madison Voting Agreement are qualified in their entirety by reference to the Blackstone Voting Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference, and the Madison Voting Agreement, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference, respectively.

Financing

US LEC and PAETEC will finance the Mergers and the other transactions contemplated by the Merger Agreement through a combination of debt and cash on hand. Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Merrill Lynch Capital Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIT Lending Services Corporation and CIT Capital Securities, LLC (collectively, the “Commitment Parties”) have entered into a Commitment Letter with US LEC, PAETEC and PaeTec Communications, Inc., dated as of August 11, 2006 (the “Commitment Letter”), pursuant to which the Commitment Parties have agreed to provide debt financing to the Company to refinance the senior secured indebtedness of US LEC and PAETEC as provided therein and to repurchase the US LEC Preferred Stock in connection with the Mergers. The Commitment Letter provides for a commitment of $850,000,000, which includes a $50,000,000 revolver that will not be used to finance the Mergers and the other transactions contemplated by the Merger Agreement. The financing under the Commitment Letter is subject to customary terms and conditions.

The foregoing description of the Commitment Letter is qualified in its entirety by reference to the Commitment Letter, which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

US LEC Corp. Retention and Severance Plan

On August 11, 2006, US LEC’s Board of Directors approved the adoption of the US LEC Corp. Retention and Severance Plan, substantially in the form which is filed as Exhibit 10.5 hereto (the “Retention Plan”). The Retention Plan contains four components: (i) a stock options program covering all US LEC employees who hold options to purchase US LEC common stock (the “Option Program”); (ii) a retention bonus program (the “Retention Bonus Program”); (iii) a severance program (the “Severance Program”); and (iv) a 2006 bonus program (the “2006 Bonus Program”). Each of the Retention Program, the Severance Program and the 2006 Bonus Program covers approximately 45 of US LEC’s management employees (but excluding Messrs. Aaron D. Cowell and J. Lyle Patrick). The Retention Plan provides that it may not be terminated or amended in a manner adverse to the interests of any participant (i) during the Pendency of a Change in Control (defined under the Retention Plan generally as the period beginning upon execution of a definitive agreement, consummation of which would result in a Change in Control (as defined in the Retention Plan), and ending on the date that is the earlier of 18 months following the Change in Control or termination of the definitive agreement), or (ii) following a Change in Control. The US LEC Merger, if consummated, would constitute a “Change of Control” and, by reason of the execution of the Merger Agreement, a period constituting a “Pendency of a Change of Control” has commenced.

The Option Program provides that if the participant’s employment is terminated either by US LEC without Cause (as defined in the Retention Plan) or because of a Constructive Termination (as defined in the Retention Plan) either (i) during the Pendency of a Change in Control or (ii) within 18 months following a Change in Control, the participant’s options granted under US LEC’s 1998 Omnibus Stock Plan will immediately vest as of the date of termination, and the participant will be able to exercise such options until the later of (a) the expiration of the normal exercise period following a termination of employment, or (b) the earlier of 18 months following the change in control or the latest date to which exercise of the options can be extended without becoming subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), provided that in no event may any stock option be exercised after its scheduled expiration date. The Option Program also provides that if a participant remains employed by US LEC or any of its affiliates 18 months following a Change in Control, all options held by the participant which were granted under US LEC’s 1998 Omnibus Stock Plan will immediately vest as of such date. If during the one-year period after termination of employment the participant is found to have violated certain of the restrictive covenants contained in the Retention Plan, all stock options that became vested under the Option Program will be forfeited and cancelled immediately.

The Retention Bonus Program provides that a retention bonus will be paid 60 days following a Change in Control to each participant in the Retention Program who remains employed by US LEC or any of its affiliates as of a Change in Control, and to each such participant whose employment is terminated during the Pendency of a Change in Control either by US LEC without Cause or because of a Constructive Termination. Retention bonuses range from 15% to 50% of the participant’s salary.

The Severance Program provides that a participant will be entitled to severance benefits if such participant’s employment is terminated during the Pendency of a Change in Control or within 18 months following a Change in Control either by US LEC without Cause or because of a Constructive Termination or if, at the time of a Change in Control, the participant is not offered a Comparable Position (as defined in the Retention Plan). Severance benefits consist of (i) a cash payment equal to one year’s salary plus the average of the participant’s bonuses or commissions for the two years prior to the year of termination, which amount is payable over the 12-month period following termination of employment, (ii) 12 months’ continuation of group health and dental benefits at current contribution rates, and (iii) outplacement services for periods ranging from 6 to 12 months following termination. If the participant commences employment with a subsequent employer who is not a competitor of US LEC and its affiliates, the continuation of group health and dental benefits will be secondary to the group health and dental benefits provided by the subsequent employer. If during the payment of severance payments and benefits the participant is found to have violated certain of the restrictive covenants contained in the Retention Plan, the participant will immediately forfeit the right to any future severance payments or benefits.

The 2006 Bonus Program provides that if a participant’s employment is terminated either by US LEC without Cause or because of a Constructive Termination before the date on which 2006 bonuses would be paid under US LEC’s annual bonus plan, the participant will be entitled to receive his or her bonus for 2006 as though the participant were still employed on the bonus payment date, provided that this bonus payment will be forfeited if before the bonus payment date the participant is found to have violated certain of the restrictive covenants contained in the Retention Plan.

Participants in the Retention Plan are subject to confidentiality and one-year post-termination noncompetition, non-solicitation, non-disparagement and cooperation covenants. US LEC is entitled to injunctive relief, in addition to the forfeiture provisions described above, and other customary remedies in the event of a breach of any of these covenants.

The Retention Plan provides that, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, amounts and benefits to be provided upon a “separation from service” within the meaning of Section 409A of the Code will be paid on the first business day after the date that is six months following the participant’s separation from service.

US LEC estimates that the maximum aggregate cash amounts to be payable under the Retention Program, assuming 100% participation, is $1.925 million, and estimates that the maximum aggregate cash severance benefits to be payable under the Severance Program, assuming 100% participation, is $7.34 million.

The foregoing description of the Retention Plan is qualified in its entirety by reference to the Retention Plan, which is filed as Exhibit 10.5 hereto and is incorporated herein by reference.

Letter Agreements with Aaron D. Cowell and J. Lyle Patrick

On August 11, 2006, US LEC’s Board of Directors authorized US LEC to enter into letter agreements with each of Messrs. Aaron D. Cowell and J. Lyle Patrick substantially in the forms which are filed as Exhibit 10.6 hereto and Exhibit 10.7 hereto, respectively (collectively, the “Letter Agreements”).

The material terms of the Letter Agreements are substantially similar to the terms applicable to participants in the programs under the Retention Plan, except as described in this paragraph. Mssrs. Cowell and Patrick will be entitled to a retention bonus of $175,000 and $150,000, respectively, each of which is equal to 50% of his base salary. Mr. Cowell’s cash severance payment will be calculated as two times the sum of his base salary and his 2005 bonus (the total severance amount estimated at approximately $1,260,000) and will be payable over the two-year period following termination. Mr. Patrick’s cash severance payment will be calculated as 1.5 times the sum of his base salary and his 2006 target bonus (the total severance amount estimated at approximately $682,000) and will be payable over the 18-month year period following termination. Each of the Letter Agreements provides for substantially similar restrictive covenants and forfeiture provisions, except that Mr. Cowell’s post-termination restrictive covenants will be in effect for two years following termination of employment, and Mr. Patrick’s post termination restrictive covenants will be in effect for 18 months following termination of employment.

The foregoing description of the Letter Agreements is qualified in its entirety by reference to the each of the Letter Agreements, which are filed as Exhibit 10.6 hereto and Exhibit 10.7 hereto and are incorporated herein by reference.

Nonemployee Director Options

On August 11, 2006, US LEC’s Board of Directors adopted a resolution providing that options to purchase US LEC common stock held by members of the Board of Directors who are not employees of US LEC and who do not continue as directors of US LEC or the Company following the effective time of the Mergers shall be entitled to accelerated vesting of their US LEC stock options. Each such stock option will remain exercisable in accordance with existing option terms, except that such options will in any case remain exercisable until the later to occur of (i) the date on which the option would have expired following termination of service, absent this resolution, and (ii) the date that is the earlier of 18 months following the date on which the Mergers are consummated or the latest date to which exercise of the options can be extended without becoming subject to Section 409A of the Code.

2006 Annual Bonus Program

On August 11, 2006, US LEC’s Board of Directors adopted a resolution providing that participants in US LEC’s 2006 annual bonus program who are not participants in the 2006 Bonus Program under the Retention Plan (described above) will be eligible to be paid their 2006 bonuses on substantially the same terms and conditions that apply to participants in the 2006 Bonus Program under the Retention Plan.

Forward-Looking Statements

Information set forth in this current report on Form 8-K contains forward-looking statements, which involve a number of risks and uncertainties. US LEC cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving US LEC and PAETEC, including future financial and operating results, the Company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in US LEC’s filings with the Securities and Exchange Commission. These include risks and uncertainties relating to: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; the need to develop new products and adapt to significant technological change; implementation of strategies for improving internal growth; realization of potential future savings from new productivity initiatives; dependence on customers that operate in cyclical industries; general worldwide economic conditions and related uncertainties; and the effect of changes in governmental regulations. US LEC undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

The Company intends to file with the Securities and Exchange Commission a registration statement and other relevant documents in connection with the proposed Mergers. Investors and security holders of US LEC are urged to read the proxy statement that will be contained in the registration statement filed by the Company and the other relevant documents when they become available because they will contain important information about the Company, PAETEC and US LEC and the proposed merger transaction. Investors and security holders of US LEC may obtain free copies of the proxy statement and the other relevant documents filed with the Securities and Exchange Commission (when they become available) at the Securities and Exchange Commission’s website at http://www.sec.gov and may also obtain free copies of the proxy statement (when it becomes available) by writing to US LEC Corp, Morrocroft III, 6801 Morrison Boulevard, Charlotte, North Carolina 28211, Attention: Investor Relations or by telephoning us at (704) 319-1189. Information regarding the identity of persons who may, under the Securities and Exchange Commission’s rules, be deemed to be participants in the solicitation of stockholders of US LEC in connection with the proposed transactions, and their interests in the solicitation, will be set forth in the proxy statement that will be filed by US LEC with the Securities and Exchange Commission and contained in the registration statement that will be filed by the Company with the Securities and Exchange Commission.

Neither the press release attached as Exhibit 99.1 hereto not the investor presentation attached hereto as Exhibit 99.2 shall constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of August 11, 2006, by and among US LEC Corp., PAETEC Corp., WC Acquisition Holdings Corp., WC Acquisition Sub U Corp. and WC Acquisition Sub P Corp.

10.1	Preferred Stock Repurchase Agreement, dated as of August 11, 2006, by and among US LEC Corp., PAETEC Corp., Bain Capital CLEC Investors, L.L.C., Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV-B, L.P., Thomas H. Lee Foreign Fund IV, L.P., Putnam Investment Holdings, LLC, 1997 Thomas H. Lee Nominee Trust, Thomas H. Lee Charitable Investment L.P., David V. Harkins, The Harkins 1995 Gift Trust, Scott A. Schoen, C. Hunter Boll, Scott M. Sperling, Anthony J. DiNovi, Thomas M. Hagerty, Warren C. Smith, Jr., Seth W. Lawry, Kent R. Weldon, Terrence M. Mullen, Todd M. Abbrecht, Charles A. Brizius, Scott Jaeckel, Soren Oberg, Thomas R. Shepherd, Wendy L. Masler, Andrew D. Flaster, Robert Schiff Lee 1988 Irrevocable Trust, Stephen Zachary Lee, Charles W. Robins as Custodian for Jesse Lee, Charles W. Robins as Custodian for Nathan Lee, Charles W. Robins, James Westra, THL-CCI Investors Limited Partnership, Adam A. Abramson, Joanne M. Ramos, P. Holden Spaht, Nancy M. Graham, Gregory A. Ciongoli, Wm. Matthew Kelly, Kevin F. Sullivan, Diane M. Barriere, Kim H. Oakley, Richard T. Aab, Melrich Associates, L.P. and Tansukh V. Ganatra.

10.2	Voting Agreement, dated as of August 11, 2006, by and among PAETEC Corp., US LEC Corp., Blackstone CCC Capital Partners L.P., Blackstone CCC Offshore Capital Partners L.P. and Blackstone Family Investment Partnership III L.P.

10.3	Voting Agreement, dated as of August 11, 2006, by and among PAETEC Corp., US LEC Corp., Madison Dearborn Capital Partners III, L.P., Madison Dearborn Special Equity III, L.P. and Special Advisors Fund I, LLC.

10.4	Commitment Letter, dated as of August 11, 2006, by and among Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Merrill Lynch Capital Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIT Lending Services Corporation and CIT Capital Securities, LLC, US LEC Corp., PAETEC Corp. and PaeTec Communications, Inc.

10.5	US LEC Corp. Retention and Severance Plan, adopted by US LEC’s Board of Directors on August 11, 2006, substantially in the form attached as this Exhibit 10.5.

10.6	Letter Agreement by and between US LEC and Mr. Aaron D. Cowell, adopted by US LEC’s Board of Directors on August 11, 2006, substantially in the form attached as this Exhibit 10.6.

10.7	Letter Agreement by and between US LEC and Mr. J. Lyle Patrick, adopted by US LEC’s Board of Directors on August 11, 2006, substantially in the form attached as this Exhibit 10.7.

99.1	Joint Press Release of US LEC Corp. and PAETEC Corp., dated August 14, 2006.

99.2	Investor Presentation of US LEC Corp. and PAETEC Corp., dated August 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US LEC Corp.
(Registrant)

By:	/s/ J. Lyle Patrick
J. Lyle Patrick
Executive Vice President and Chief
Financial Officer

Date: August 14, 2006

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of August 11, 2006, by and among US LEC Corp., PAETEC Corp., WC Acquisition Holdings Corp., WC Acquisition Sub U Corp. and WC Acquisition Sub P Corp.

10.1	Preferred Stock Repurchase Agreement, dated as of August 11, 2006, by and among US LEC Corp., PAETEC Corp., Bain Capital CLEC Investors, L.L.C., Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV-B, L.P., Thomas H. Lee Foreign Fund IV, L.P., Putnam Investment Holdings, LLC, 1997 Thomas H. Lee Nominee Trust, Thomas H. Lee Charitable Investment L.P., David V. Harkins, The Harkins 1995 Gift Trust, Scott A. Schoen, C. Hunter Boll, Scott M. Sperling, Anthony J. DiNovi, Thomas M. Hagerty, Warren C. Smith, Jr., Seth W. Lawry, Kent R. Weldon, Terrence M. Mullen, Todd M. Abbrecht, Charles A. Brizius, Scott Jaeckel, Soren Oberg, Thomas R. Shepherd, Wendy L. Masler, Andrew D. Flaster, Robert Schiff Lee 1988 Irrevocable Trust, Stephen Zachary Lee, Charles W. Robins as Custodian for Jesse Lee, Charles W. Robins as Custodian for Nathan Lee, Charles W. Robins, James Westra, THL-CCI Investors Limited Partnership, Adam A. Abramson, Joanne M. Ramos, P. Holden Spaht, Nancy M. Graham, Gregory A. Ciongoli, Wm. Matthew Kelly, Kevin F. Sullivan, Diane M. Barriere, Kim H. Oakley, Richard T. Aab, Melrich Associates, L.P. and Tansukh V. Ganatra.

10.2	Voting Agreement, dated as of August 11, 2006, by and among PAETEC Corp., US LEC Corp., Blackstone CCC Capital Partners L.P., Blackstone CCC Offshore Capital Partners L.P. and Blackstone Family Investment Partnership III L.P.

10.3	Voting Agreement, dated as of August 11, 2006, by and among PAETEC Corp., US LEC Corp., Madison Dearborn Capital Partners III, L.P., Madison Dearborn Special Equity III, L.P. and Special Advisors Fund I, LLC.

10.4	Commitment Letter, dated as of August 11, 2006, by and among Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Merrill Lynch Capital Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIT Lending Services Corporation and CIT Capital Securities, LLC, US LEC Corp., PAETEC Corp. and PaeTec Communications, Inc.

10.5	US LEC Corp. Retention and Severance Plan, adopted by US LEC’s Board of Directors on August 11, 2006, substantially in the form attached as this Exhibit 10.5.

10.6	Letter Agreement by and between US LEC and Mr. Aaron D. Cowell, adopted by US LEC’s Board of Directors on August 11, 2006, substantially in the form attached as this Exhibit 10.6.

10.7	Letter Agreement by and between US LEC and Mr. J. Lyle Patrick, adopted by US LEC’s Board of Directors on August 11, 2006, substantially in the form attached as this Exhibit 10.7.

99.1	Joint Press Release of US LEC Corp. and PAETEC Corp., dated August 14, 2006.

99.2	Investor Presentation of US LEC Corp. and PAETEC Corp., dated August 14, 2006.